Exhibit 10.17

*Information in this exhibit marked [***] has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such information is not material and is the type of information that the registrant treats as private or confidential

EXECUTION VERSION

AMENDMENT TO AMENDED AND RESTATED LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amendment (the “Amendment”) is made as of August 9, 2018, by between Eisai Co., Ltd., a Japanese corporation (“Eisai”), and Dr. Reddy’s Laboratories S.A., a Swiss company (“Licensee”, and together with Eisai, the “Parties”, and each, a “Party”).

WHEREAS, the Parties have entered into that certain Amended and Restated License, Development and Commercialization Agreement, dated as of February 26, 2018 (the “Existing Agreement”); and

WHEREAS, the Parties hereto desire to amend the Existing Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2. Amendments to the Existing Agreement. As of the Effective Date (defined below), the Existing Agreement is hereby amended or modified as follows:

(a) A new definition is hereby added in alphabetical order as a new Section 1.88 of the Existing Agreement (and the subsequent Sections of Article 1 shall be renumbered accordingly), as follows:

“1.88. “Final Comparability Study Report” means a written report prepared by Eisai’s personnel that establishes analytical comparability of the Licensed Product manufactured at Eisai’s Raleigh facility in the U.S. with the Licensed Product manufactured at [***]’s facility in Italy, that has been reviewed and accepted by both parties at a JMC meeting conducted for the purpose within [***] ([***]) calendar days of Eisai sharing the report with the Licensee.”

(b) Section 5.1.2 of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“US$[***] million shall be due and payable within [***] ([**]) days after review and acceptance by the JMC of the Final Comparability Study Report.”

3. Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of the date first written above (the “Effective Date”). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, will mean and be a reference to the Existing Agreement as amended by this Amendment.

4. Miscellaneous.

(a) This Amendment is governed by and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws provisions of such State. The Parties agree to exclude the application of this Amendment to United Nations Convention on Contracts for the International Sale of Goods.

(b) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

(c) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d) This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e) This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

(f) Each Party shall pay its own costs and expenses in connection with this Amendment (including the fees and expenses of its advisors, accountants, and legal counsel).

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

EISAI CO., LTD.

By	/s/ [***]
Name:	[***]
Title:	[***]

DR. REDDY’S LABORATORIES S.A.

By	/s/ Sameer Natu
Name:	Sameer Natu
Title:	Sr. Director, Finance

By	/s/ B. Mukundan
Name:	B. Mukundan
Title:	Regional General Counsel

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